EXHIBIT 10.1

                     FIFTH AMENDMENT TO LOAN AGREEMENT

            This Fifth Amendment to Loan Agreement is effective as of the 15th day of May, 2015, between American Bank, N.A. (“Lender”), and TOR Minerals International, Inc., (“Borrower”) and amends that prior Loan Agreement between the parties dated December 30, 2010 (the “Agreement”), as previously amended on February 15, 2012, May 15, 2013, January 1, 2014, and August 1, 2014.

            The first two paragraphs of Section One are amended to provide as follows:

            The line of credit is extended to October 15, 2016, and on and after such date the Lender shall not be obligated to make any additional advances on the line of credit.  Principal advanced and owing under the line of credit shall be repayable in any event on October 15, 2016.

            The following paragraph is added to Section Seven of the Agreement:

            7.13  Standby Commitment Fee.  Commencing August 15, 2015, at the end of each three months of the loan term and at maturity, Borrower shall pay to Lender a standby commitment fee equal to one quarter of one percent (0.25%) per annum of the difference between (i) the total amount for which Lender was committed to advance on the line of credit hereunder during the preceding three months and (ii) the average daily principal amount outstanding and owing by Borrower on the line of credit during such period.

            Except as amended hereby, all other provisions of the Loan Agreement, as previously amended, shall remain in full force and effect and are hereby ratified and confirmed.

            EXECUTED in multiple originals the date first set forth above.

THIS WRITTEN LOAN AGREEMENT AND THE PROMISSORY NOTES, SECURITY AGREEMENTS, GUARANTY AGREEMENTS AND OTHER LOAN DOCUMENTS EXECUTED BY THE PARTIES REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BORROWER:		LENDER:
TOR MINERALS INTERNATIONAL, INC.		AMERICAN BANK, N.A.

By:	BARBARA RUSSELL	By:	PHILLIP J. RITLEY
	Barbara Russell Chief Financial Officer		Phillip J. Ritley Senior Lending Officer

	May 26, 2015		May 26, 2015
	Date		Date